UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2024

Mirum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38981	83-1281555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, Suite 1050 Foster City, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 667-4085

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIRM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2024, the Board of Directors of Mirum Pharmaceuticals, Inc. (the “Company”) promoted Peter Radovich, previously the Company’s Chief Operating Officer, to the additional position of President, with Christopher Peetz, who previously served as the Company’s President and Chief Executive Officer, continuing to serve as the Company’s Chief Executive Officer, each effective as of January 16, 2024.

Peter Radovich, 45, has served as the Company’s Chief Operating Officer since April 2020. Previously, Mr. Radovich worked in various positions at Global Blood Therapeutics, Inc. from November 2014 through April 2020, including as vice president, program leadership and business strategy, senior vice president, operations and executive vice president, operations. During his tenure at Global Blood Therapeutics, Mr. Radovich was responsible for the company’s technical operations, supply chain, program management and leadership, quality assurance and commercial strategy and analytics functions. From 2013 to 2014, Mr. Radovich served as Vice President, Global Product Leader – Kyprolis at Onyx Pharmaceuticals, Inc., which was acquired by Amgen, Inc., where he led the company’s global, cross-functional product team responsible for the development and commercialization of Kyprolis®. Between 2006 and 2013, he held a variety of roles of increasing responsibility in Onyx’s commercial organization supporting Kyprolis and Nexavar® and was a key member of the deal team for Onyx’s acquisition of Proteolix. From 2004 to 2006, Mr. Radovich was at Chiron Corporation (acquired by Novartis AG) in product marketing supporting Proleukin® (interleukin-2) in multiple oncology indications. Mr. Radovich received a B.A. in biology and chemistry from Texas Christian University and an MBA from Washington University in St. Louis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mirum Pharmaceuticals, Inc.

Date: January 16, 2024	By:	/s/ Christopher Peetz
Christopher Peetz
President and Chief Executive Officer